UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

[X]    Definitive Information Statement

PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box) :

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set for the amount on which the filing fee is calculated and state how it was determined) :

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______________________________________

2)	Form, Schedule or Registration Statement No.: _____________________

3)	Filing Party: ________________________________________________

PRINCIPAL FUNDS, INC. - GLOBAL MULTI-STRATEGY FUND

IMPORTANT NOTICE REGARDING THE
INTERNET AVAILABILITY OF INFORMATION STATEMENT

November 10, 2016

As a shareholder of the Global Multi-Strategy Fund (the "Fund"), a series of Principal Funds, Inc., you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the appointment of an additional sub-advisor to manage a portion of the Fund's assets. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action in connection with the changes.

The Information Statement details the appointment of a new sub-advisor. At a meeting of the Board of Directors (the "Board") held on September 12, 2016, the Board unanimously approved a sub-advisory agreement between Principal Management Corporation (the "Advisor") and Ascend Capital, LLC ("Ascend") with respect to the Fund. On September 23, 2016, Ascend signed an agreement to manage a portion of the Fund's assets.

The Fund has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission that permits the Advisor, subject to certain conditions such as approval by the Board, to enter into a new sub-advisory agreement with an unaffiliated sub-advisor or to change the term of an existing sub-advisory agreement with an unaffiliated sub-advisor. Approval by the Fund's shareholders is not required, but the Manager of Managers Order requires that the Information Statement be made available to the Fund's shareholders.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at http://pages.principalfunds.com/rs/131-UKS-131/images/information-statement-11102016-pfi-global-multi-strategy.pdf. The Information Statement will be available on the website until at least March 1, 2017. You may request a paper copy of the Information Statement, free of charge, by contacting the Fund in writing at Principal Funds, P.O. Box 8024, Boston, MA 02266-8024, by calling 1-800-222-5852, or by visiting www.principalfunds.com.

Only one copy of this note will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Principal Funds, P.O. Box 8024, Boston, MA 02266-8024 or call 1-800-222-5852. Shareholders wishing to receive separate copies of the Fund's notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.

If you want to receive a paper copy of the Information Statement, you must request one.
There is no charge to obtain a copy.

PRINCIPAL FUNDS, INC. – GLOBAL MULTI-STRATEGY FUND
INFORMATION STATEMENT
NOVEMBER 10, 2016
This Information Statement is provided in connection with the addition of a new sub-advisor to the Principal Funds, Inc. (“PFI”) Global Multi-Strategy Fund (“the “Fund”). Ascend Capital, LLC (“Ascend” or the “Sub-Advisor”), entered into a Sub-Advisory Agreement with Principal Management Corporation (the “Advisor”), the investment advisor to PFI, on September 23, 2016 and began providing investment advisory services to the Fund on the same date.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services, Inc.) is Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On September 12, 2016, the Board of Directors of PFI (the "Board") unanimously approved the addition of Ascend Capital, LLC ("Ascend") as a sub-advisor to the Fund along with the current sub-advisors, AQR Capital Management, LLC ("AQR"), Cliffwater LLC ("Cliffwater") CNH Partners, LLC ("CNH"), Finisterre Capital LLP ("Finisterre"), Graham Capital Management, L.P. ("Graham"), KLS Diversified Asset Management, LP ("KLS"), Loomis, Sayles & Company, L.P. ("Loomis"), Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), Sound Point Capital Management, LP ("Sound Point"), Wellington Management Company LLP ("Wellington"), and York Registered Holdings, L.P. ("York"). This decision was based primarily on the Advisor's recommendation to add an additional equity long/short sub-advisor to the Fund.
NEW SUB-ADVISORY AGREEMENT

The terms of the sub-advisory agreement with Ascend (the "Sub-Advisory Agreement") are substantially the same in all material respects as the current sub-advisory agreements with AQR, CNH, Finisterre, Graham, KLS, Loomis, LA Capital, Sound Point, Wellington, and York, other than the fees to be paid. The following is a brief summary of the material terms of the Sub-Advisory Agreement. This summary is qualified in its entirety by reference to the text of the Sub-Advisory Agreement attached.

Like the current sub-advisory agreement with AQR, CNH, Finisterre, Graham, KLS, Loomis, LA Capital, Sound Point, Wellington, and York, the new Sub-Advisory Agreement provides that Ascend, will, among other things,

(1)
provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2)	arrange for the purchase and sale of the Fund’s portfolio securities;

(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4)
advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund; and

(5)	provide periodic reports regarding the investment service provided to the Fund.

Under the Sub-Advisory Agreement, Advisor pays Ascend a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets it manages. The schedules for the fees Advisor pays Ascend as well the other Sub-advisors of the Fund are listed below.
NEW SUB-ADVISOR

Ascend Capital, LLC
Ascend's address is 4 Orinda Way, Suite 200-C, Orinda, California 94563. Ascend is organized as a Delaware limited liability company.

Ownership of Ascend: Ascend Capital, LLC is solely owned by Malcolm Fairbairn.
Management of Ascend: Set forth below is the names, principal occupations, and addresses of the principal executive officers of Ascend.

Name	Address	Management Responsibility
Malcolm P. Fairbairn	10 Orinda View Road, Orinda CA 94563	Sole Managing Member and Chief Investment Officer
Similar Investment Companies Advised by Ascend. Ascend has stated that it does not currently act as an investment adviser to a registered investment company with similar investment objectives and policies as those of the Fund.
Fees Paid to Ascend. The Advisor paid no fees to Ascend for the fiscal year ending August 31, 2016 with respect to the Fund.
Payments to Affiliates. Finisterre and Principal Funds Distributor, Inc. are each affiliates of Advisor. For the fiscal year ended August 31, 2016, the Fund paid Advisor management fees of approximately $46,936,000 and Distributor Rule 12b-1 distribution fees of approximately $1,009,000. For the fiscal year ended August 31, 2016, a total of $257,788 in brokerage commissions paid by the Fund (representing 15.18% of total Fund commissions) were paid to brokers affiliated with Advisor and/or the Fund's sub-advisors. For the fiscal year ended August 31, 2016, Advisor paid fees of $2,987,800 to Finisterre with respect to sub-advisory services provided to the Fund.

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT

At its September 12, 2016 meeting, the Board considered whether to approve the Sub-Advisory agreement between the Advisor and Ascend with respect to the equity long/short investment sleeve of the Fund.
The Board considered the nature, quality and extent of services expected to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, investment approach of the Sub-Advisor, the experience and skills of the Sub-Advisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Advisor’s program for recommending, monitoring and replacing sub-advisors and that the Advisor recommended the Sub-Advisor based upon that program.

The Board reviewed the back-tested one-year and since-inception (May 1, 2014) performance returns as of June 30, 2016 (gross and net of proposed fees) of the Sub-Advisor in an investment strategy similar to the proposed strategy for the equity long/short investment sleeve of the Fund (which included historical performance returns of the Sub-Advisor in a composite with an investment strategy similar to the proposed strategy for the equity long/short investment sleeve of the Fund for the period May 1, 2014 through April 30, 2016), as compared to the historical performance returns (gross and net of fees) of the two current and continuing sub-advisors to the investment sleeve of the Fund and to two relevant benchmark indices, and the historical performance of the Sub-advisor in the same composite for the last calendar year (gross and net of proposed fees), as compared to the historical performance returns (gross and net of fees) of the two current and continuing sub-advisors to the investment sleeve of the Fund and to the two relevant benchmark indices. The Board also reviewed the percentile rankings of the performance of the Sub-Advisor's composite (net of proposed fees) and the performance of the two current and continuing sub-advisors to the investment sleeve of the Fund (net of fees) in a relevant Morningstar category for each of the periods and the year referenced above. The Board concluded, based upon the information provided, that the Sub-Advisor is well qualified.

The Board considered the proposed sub-advisory fee, noting that the Advisor compensates sub-advisers from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-Advisory Agreement. The Board concluded that, although the proposed sub-advisory fee schedule does not include breakpoints, the Sub-Advisor’s fee schedule is appropriate at currently anticipated asset levels. The Board considered the Advisor’s statement that it found the proposed sub-advisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-Advisor. The Board noted that the Sub-Advisor intends to use soft dollars and that the Sub-Advisor's policy is to use soft dollars within the Section 28(3) safe harbor. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fees were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement were fair and reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Fund.

FUND OWNERSHIP

As of the close of business November 4, 2016, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of November 4, 2016 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

Name and Address	Share Class	Percentage of Ownership
MORGAN STANLEY SMITH BARNEY	A	38.45%
HARBOR FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

FIRST CLEARING LLC	A	10.28%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	A	6.83%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

NATIONAL FINANCIAL SERVICES LLC	A	6.47%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-2010

LPL FINANCIAL	A	5.71%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

FIRST CLEARING LLC	C	21.97%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	C	11.82%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

MLPF&S FOR THE SOLE	C	11.04%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

MORGAN STANLEY SMITH BARNEY	C	10.89%
HARBOR FINANCIAL CENTER
PLAZA 2 3RD FLOOR
JERSEY CITY NJ 07311

UBS WM USA	C	8.81%
0O0 11011 6100
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FL
WEEHAWKEN NJ 07086-6761

NATIONAL FINANCIAL SERVICES LLC	C	7.10%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-2010

RAYMOND JAMES	C	6.15%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

SAM BALANCED PORTFOLIO PIF	I	15.67%
ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2020 FUND	I	11.35%
ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2030 FUND	I	9.87%
ATTN MUTUAL FUND ACCOUNTING -H221
711 HIGH ST
DES MOINES IA 50392-0001

FIRST CLEARING LLC	I	7.28%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

UBS WM USA	P	33.71%
0O0 11011 6100
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FL
WEEHAWKEN NJ 07086-6761

MLPF&S FOR THE SOLE	P	25.05%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

RAYMOND JAMES	P	11.71%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

NATIONAL FINANCIAL SERVICES LLC	P	6.77%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-2010

RBC CAPITAL MARKETS, LLC	P	6.68%
MUTUAL FUND OMNIBUS PROCESS OMNIBUS
ATTN MUTAL FUND OPS MANAGER
60 SOUTH SIXTH STREET - P08
MINNEAPOLIS MN 55402-4413

STIFEL NICOLAUS & CO INC	P	6.53%
EXCLUSIVE BENEFIT OF CUSTOMERS
501 N BROADWAY
SAINT LOUIS MO 63102-2188

PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT

AGREEMENT executed as of September 23, 2016, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called the “Manager”), and ASCEND CAPITAL, LLC (hereinafter called the “Sub-Advisor”).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Funds, Inc. (the “Fund”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for all or a portion of the assets of each Series of the Fund identified in Appendix A hereto, as may be amended from time to time (hereinafter called “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto: the Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”)

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.    Appointment of Sub-Advisor
The Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub-Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized herein or otherwise, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.    Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:

(a)	Provide discretionary investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.

(b)
Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board) for approval, and revise from time to time as conditions require, a recommended investment program for the Allocated Assets consistent with each

Series’ respective investment objective(s) and policies and any specific criteria applicable to the Allocated Assets.

(c)
Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)
Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

(e)
Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information (as of the date hereof and as amended hereafter with reasonable written notice to Sub-Advisor) and any specific criteria applicable to the Allocated Assets provided in writing to Sub-Advisor with reasonable notice.

(f)
Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.

(g)
Upon request, provide, with respect to the Allocated Assets, assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.

(h)
Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties hereunder faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series with respect to the Allocated Assets.

(i)
Open accounts with broker-dealers, swap dealers, clearinghouses and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for each Series with respect to the Allocated Assets, place all necessary orders with broker dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable; and the Sub-Advisor may negotiate and execute on behalf of the Fund and the Series, with respect to the Allocated Assets, such agreements and other documents with such terms and conditions as the Sub-Advisor deems to be appropriate. The Sub-Advisor agrees to obtain a signed IRS Form W-9 or W-8 from any broker-dealer selected by the Sub-Advisor. Unless otherwise directed by the Manager, the Sub-Advisor agrees not to use a broker-dealer who checks the "Non-Participating Foreign Financial Institution" box on its Form W-8 for any transactions entered into on behalf of a Series. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities or swaps so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use commercially reasonable efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities or derivatives transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as to the Allocated Assets as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase arrangements may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j)
Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager, provided that the Sub-Advisor shall be entitled to retain a copy of such records. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

(k)
Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.

(l)
From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

(m)
Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters relating to the Allocated Assets and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other requests from the Manager, in each case to the extent such responses are requested with reasonable notice and that such questionnaires and requests are reasonable. The Sub-Advisor agrees to make available for the Manager’s review at the Sub-Advisor’s principal place of business all deficiency letters issued by the SEC together with all responses given by Sub-Advisor to such letters.

(n)
Vote or cause to be voted proxies received on behalf of each Series (with respect to the portion thereof allocated to the Sub-Advisor) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

(o)
Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Advisor); provided Sub-Advisor shall have no obligation to pursue any legal claims of the Series with respect to the Allocated Assets, including class action lawsuits concerning securities owned by the Fund (with respect to the portion of each Series thereof allocated to the Sub-Advisor).

(p)
Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Allocated Assets back into compliance within the time permitted under the Code.
3.    Prohibited Conduct
In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company, such list of any such firms to be provided by Manager to Sub-Advisor, regarding transactions for the Fund in securities or other assets.
4.    Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.
5.    Liability of Sub-Advisor
Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.
6.    Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery of such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors due to negligence, misfeasance, or disregard of duties of the Sub-Advisoror any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates. For purposes of this Section 6, “Trade Errors” are defined as errors due to (i) erroneous orders by the Sub-Advisor for the Series that result in the purchase or sale of securities that were not intended to be purchased or sold; (ii) erroneous orders by the Sub-Advisor that result in the purchase or sale of securities for the Series in an unintended amount or price; or (iii) purchases or sales of financial instruments which violate the investment limitations or restrictions disclosed in the Fund’s registration statement (as of the date hereof and as amended hereafter with reasonable written notice to Sub-Advisor) and/or imposed by applicable law or regulation (calculated at the Sub-Advisor’s portfolio level), unless otherwise agreed to in writing.
7.    Supplemental Arrangements
The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel, non-investment, operational or compliance processes, and facilities to the Sub-Advisor; provided, however, that any arrangements to provide investment advisory services in connection with the Fund’s securities will be subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund, and that entry into any arrangements pursuant to this Section 7 shall not relieve the Sub-Advisor of any of its obligations under this Agreement; and further provided, that the Sub-Advisor will provide prompt notice of a change in the firm it uses for outsourced compliance services.

8.    Regulation
The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.    Duration and Termination of This Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.

10.    Amendment of this Agreement
No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

11.    Services not Exclusive
The services of the Sub-Advisor to the Manager and the Series are not to be deemed exclusive and the Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Advisor and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Manager agrees that Sub-Advisor may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Series. Nothing in this Agreement shall be deemed to require Sub-Advisor, its principals, affiliates, agents or employees to purchase or sell for the Series any security which it or they may purchase or sell for its or their own account or for the account of any other client.

12.    Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.

13.    General Provisions

(a)
Each party agrees to perform such further commercially reasonable acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)
Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor for this purpose shall be Ascend Capital LLC, 4 Orinda Way, Suite 200-C, Orinda, California 94563.

(c)	The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

1.
the Sub-Advisor fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

2.
the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

3.
the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment adviser of a registered investment company under the 1940 Act.

4.
the Sub-Advisor becomes aware of a transaction or series of transactions that has resulted in a change in control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.

(d)
The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e)
The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)        The Sub-Advisor acknowledges Manager’s representation that the Global Multi-Strategy Fund series does not rely on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the Commodity Exchange Act (the CEA).
The Sub-Adviser represents that it is a commodity trading adviser duly registered with the Commodity Futures Trading Commission and is a member in good standing of the National Futures Association (the NFA) or is relying on an exemption from registration as a commodity trading adviser. As applicable, the Sub-Adviser shall maintain such registration and membership in good standing or continue to qualify for an exemption from registration as a commodity trading adviser during the term of this Agreement. Further, the Sub-Adviser agrees to notify the Manager within a commercially reasonable time upon (i) a statutory disqualification of the Sub-Adviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Sub-Adviser’s commodity trading adviser registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Sub-Adviser is subject or has been advised it is a target.

(g)
The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager, except to the extent required by applicable law or legal process, and provided that the Manager and the Sub-Advisor agree that the Sub-Advisor is permitted to include the name of the Fund, the Series, or the Manager in its client lists used for marketing purposes.

(h)
The Manager shall keep confidential any non-public information concerning the Sub-Advisor. The Manager shall not use such information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Sub-Advisor or when so requested by the Sub-Advisor or required by law or regulation or when requested by a regulatory authority.

(i)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By /s/ Adam U. Shaikh
Adam U. Shaikh
Counsel

By /s/ Jennifer A. Block
Jennifer A. Block
Counsel

ASCEND CAPITAL, LLC

By /s/ Benjamin D. Slavet
Benjamin D. Slavet
Chief Operating Officer & Chief Financial
Officer

APPENDIX A

OMITTED

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Global-Multi Strategy Fund	September 23, 2016	2 years